UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2013, the Board of Directors of Cleco Corporation (the “Company” or “Cleco”) and the Board of Managers of Cleco Power LLC (“Cleco Power”) (collectively referred to as the “Board”) appointed Darren J. Olagues as President of Cleco Power, effective August 3, 2013. In conjunction with Mr. Olagues’ appointment, the Board also appointed to the Company and Cleco Power, Thomas R. Miller as Senior Vice President & Chief Financial Officer (“CFO”) and Charles A. Mannix as Vice President of Tax & Treasurer, effective August 3, 2013. In addition to these changes, Judy P. Miller will assume responsibility for Information Technology and her title will change to Senior Vice President of Corporate Services & Information Technology, effective August 3, 2013.

Mr. Olagues, age 42, has been serving as CFO of the Company and Cleco Power since May 2009 including Treasurer from November 2011 until July 2012. Prior to becoming CFO, Mr. Olagues served as Senior Vice President of Cleco Midstream Resources LLC, the Company’s competitive wholesale generation business, from July 2007 until May 2009.

In connection with Mr. Olagues’ new position, the Board approved an increase in his annualized base salary to $375,000, representing a 7.1% increase from his prior salary, a target Annual Incentive Plan (“Incentive Bonus”) award level of 65% of his new annualized base salary, and a target of 110% in the Company’s Long Term Incentive Compensation Plan (the “LTICP”). Mr. Olagues’ base salary, annual cash bonus and participation in the Company’s LTICP will be reviewed at least annually by the Compensation Committee of the Board.

Mr. Miller, age 53, has been serving as the Vice President - Treasurer of the Company and Cleco Power since July 2012. Prior to becoming Vice President - Treasurer, Mr. Miller served as Senior Vice President and Treasurer of Solar Trust of America LLC from November 2010 until July 2012. Mr. Miller served as Vice President, Treasury, of Exelon Corporation from June 2002 until August 2010.

In connection with Mr. Miller’s new position, the Board approved an increase in his annualized base salary to $280,000, representing a 27.3% increase from his prior salary, a target Incentive Bonus award level of 50% of his new annualized base salary, and a target of 75% in the Company’s LTICP. Mr. Miller’s base salary, annual cash bonus and participation in the Company’s LTICP will be reviewed at least annually by the Compensation Committee of the Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: July 31, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: July 31, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer